Exhibit 99.1

JOINT FILING AGREEMENT

PURSUANT TO RULE 13d-1(k)

           The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D may be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements.  The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained herein or therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated: March 30, 2012	BASSWOOD CAPITAL MANAGEMENT, L.L.C.

By: /s/ Matthew Lindenbaum
Name: Matthew Lindenbaum Title: Managing Member

Dated: March 30, 2012	BASSWOOD PARTNERS, L.L.C. By: Basswood Capital Management, L.L.C.

By: /s/ Matthew Lindenbaum
Name: Matthew Lindenbaum Title: Managing Member

Dated: March 30, 2012	BASSWOOD ENHANCED LONG SHORT GP, LLC By: Basswood Capital Management, L.L.C.

By: /s/ Matthew Lindenbaum
Name: Matthew Lindenbaum Title: Managing Member

Dated: March 30, 2012	BASSWOOD OPPORTUNITY PARTNERS, LP By: Basswood Capital Management, L.L.C

By: /s/ Matthew Lindenbaum
Name: Matthew Lindenbaum Title: Managing Member

Dated: March 30, 2012	BASSWOOD OPPORTUNITY FUND, INC. By: Basswood Capital Management, L.L.C.

By: /s/ Matthew Lindenbaum
Name: Matthew Lindenbaum Title: Managing Member

Dated: March 30, 2012	BASSWOOD ENHANCED LONG SHORT FUND, LP By: Basswood Capital Management, L.L.C.

By: /s/ Matthew Lindenbaum
Name: Matthew Lindenbaum Title: Managing Member

Dated: March 30, 2012	BASSWOOD FINANCIAL FUND, LP By: Basswood Capital Management, L.L.C.

By: /s/ Matthew Lindenbaum
Name: Matthew Lindenbaum Title: Managing Member

Dated: March 30, 2012	BASSWOOD FINANCIAL ENHANCED FUND, LP By: Basswood Capital Management, L.L.C.

By: /s/ Matthew Lindenbaum
Name: Matthew Lindenbaum Title: Managing Member

Dated: March 30, 2012	/s/ Matthew Lindenbaum
Matthew Lindenbaum

Dated: March 30, 2012	/s/ Bennett Lindenbaum
Bennett Lindenbaum